                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    _______________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 11, 1996
                                                 -------------


                      INTERNATIONAL CABLETEL INCORPORATED
- ------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



   Delaware                       0-22616                   52-1822078
- -----------------               -----------             ------------------
 (State or Other                (Commission               (IRS Employer
 Jurisdiction of                File Number)            Identification No.)
 Incorporation)


110 East 59th Street, New York, New York                                  10022
- -------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, including area code                (212)371-3714
                                                   ----------------------------

_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
- ------   ------------

     On June 11, 1996 International CableTel Incorporated ("CableTel") (Nasdaq:
ICTL) announced that on June 3, 1996 it had commenced the commercial provision of cable telephone and entertainment services in a portion of its Northern Ireland franchise. A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

     In addition, International CableTel Incorporated ("CableTel") has raised net proceeds of approximately $267 million from an offering that it had completed on June 12, 1996 of its 7% Convertible Subordinated Notes Due 2008 (the "Convertible Notes").

     CableTel intends to use the proceeds from the offering to finance (i) the repayment of a principal amount of approximately (pound sign) 60 million falling due in December 1996 under bank facilities entered into to finance part of the purchase price paid for NTL and (ii) to pay approximately (pound sign)35 million of the purchase price for NTL which is due in May 1997. Substantially all the remaining proceeds will be used to finance the construction and working capital requirements of CableTel's residential cable television and residential and business cable telephone services in the United Kingdom, to fund a portion of NTL's existing operations and expansion of those operations and for other general corporate purposes.

     The Convertible Notes have not been registered under the Securities Act of 1933 or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Convertible Notes were offered and sold only to "qualified institutional buyers", to a limited number of institutional "accredited investors" that made certain representations and agreements and pursuant to certain offers and sales that occurred outside the United States.

      Attached hereto as an exhibit and incorporated herein by reference are the sections entitled "Risk Factors", "Management's Discussion and Analysis of Results of Operations and Financial Condition", "Company", "Regulation" and "Description of Certain Indebtedness-The NTL Facilities" extracted from CableTel's offering memorandum dated June 7, 1996 (the "Offering Memorandum') relating to the offering of the Convertible Notes.

Item 7.  Financial Statements and Exhibits
- ------   ---------------------------------

         Exhibits

         99.1  Press Release issued June 11, 1996.

         99.2 Extracts from the Offering Memorandum entitled "Risk Factors", "Management's Discussion and Analysis of Results of Operations and Financial Condition", "Company", "Regulation" and "Description of Certain Indebtedness-The NTL Facilities."

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             INTERNATIONAL CABLETEL INCORPORATED
                                       (Registrant)



                             By: \s\ Richard J. Lubasch
                             ------------------------------------------------
                             Name: Richard J. Lubasch
                             Title: Senior Vice President-General Counsel


Dated: June 18, 1996

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                  Page
- -------                                                                  ----


99.1        Press Release issued on June 11, 1996.

99.2 Extracts from the Offering Memorandum entitled "Risk Factors", "Management's Discussion and Analysis of Results of Operations and Financial Condition", "Company", "Regulation" and "Description of Certain Indebtedness--The NTL Facilities" incorporated by reference into the foregoing report.